UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  December 28, 2000



                          MERRILL LYNCH MORTGAGE INVESTORS, INC.
         MLMI RESECURITIZATION PASS-THROUGH CERTIFICATES, Series 2000-WM2 Trust

              (Exact name of registrant as specified in its charter)



New York (governing law of           333-81429          52-2267468
Pooling and Servicing Agreement)     (Commission        IRS EIN
(State or other                      File Number)
jurisdiction
of Incorporation)



       c/o Wells Fargo Bank Minnesota, N.A.
       11000 Broken Land Parkway
       Columbia, Maryland                                  21044
       (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code:  (410) 884-2000


       Former name or former address, if changed since last report)



ITEM 5.  Other Events

On December 28, 2000 a distribution was made to holders of MERRILL LYNCH MORTGAGE INVESTORS, INC., MLMI RESECURITIZATION PASS-THROUGH CERTIFICATES, Series 2000-WM2 Trust



ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number                   Description

           EX-99.1 Monthly report distributed to holders of MLMI Resecuritization Pass-Through Certificate, Series
                                            2000-WM2 Trust, relating to the
                                            December 28, 2000 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                          MERRILL LYNCH MORTGAGE INVESTORS, INC.
         MLMI RESECURITIZATION PASS-THROUGH CERTIFICATES, Series 2000-WM2 Trust

              By:   Wells Fargo Bank Minnesota, N.A. as Trustee
              By:   /s/  Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: 12/29/2000


                                INDEX TO EXHIBITS

Exhibit Number               Description

EX-99.1 Monthly report distributed to holders of MLMI Resecuritization Pass-Through Certificate, Series 2000-WM2 Trust, relating to the December 28, 2000 distribution.